Muscle Maker, Inc

(Nasdaq: GRIL)

Collection of "Healthier For You" brands delivering high quality, healthy food options to consumers through traditional & non-traditional locations

10/04/2022

MMI Brands Include:

POKÉMOTO®
Hawaiian Poké

EST. 1995
MUSCLE MAKER GRILL®
"Great Food with Your Health in Mind"®

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

Legal Disclaimer & Forward-Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals” and "proposes." Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in the Registration Statement on Form S-1 (file number 333-245047) initially filed by the Company with the U.S. Securities and Exchange Commission on August 12, 2020. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Muscle Maker, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Meet The Management Team



Michael Roper
CEO
Quiznos, Taco Bueno



Kevin Mohan
CIO
American Restaurants, Nobis Capital Advisors



Jennifer Black
CFO
Eagle Pressure Control, AG Resouce Mgmt, Omni American Bank



Kenn Miller
COO
Quiznos, Dickey's BBQ, Taco Bueno, Rocky Mountain Chocolate Factory



Aimee Infante
CMO
Muscle Maker Inc. Brands, Qdoba



Megan Sanders
Director - Accounting
Ag Resource, Talon Pressure, Conecraft



Thomas Nguyen
SVP - Operations
Pokemoto, Saladcraft, Froyoworld



Dennis Bok
SVP – Franchising/Strategy
Pokemoto, Looseleaf Tea, Saladcraft, Froyoworld



Mike Spavelko
Franchise Sales
Zambrero, REGO Restaurant Group, Quiznos, Yum!



Rod Silva
VP – Distribution/Branding
Muscle Maker, Inc. Brands



Marc Giordano
Director - Operations
Dunkin Donuts, Catalano Companies, Quiznos



Jennifer Holden
Director - Training
Burger King, Naked Pizza, Quiznos

MMI “Healthier For You” Brands

Muscle Maker Grill

- 17 locations open
- Corporate owned & franchise model
- “Healthier for you” options on everyday menu items
    - Burgers
    - Wraps
    - Salads
    - Pasta
    - Bowls
    - Meal Plans
- Prepared to order

Pokémoto

- 23 locations open
- Additional 45 franchise agreements sold
- Corporate owned & franchise model
- Strategic focus on Pokemoto franchising
- 40+ high quality items to choose from
    - Bowls
    - Burritos
    - Salads
    - Desserts
- Fully customizable menu options
- Offer Boba tea options

Superfit Foods

- 34 consumer pick up locations
- Weekly subscription model
- Pre-made healthy meal prep
- 150+ meals to choose from
    - Standard Lean Down
    - Standard Sustain
    - Standard Build UP
    - Keto
    - Pescatarian
    - Paleo
    - Vegetarian
- Breakfast, Lunch, Dinner, Snacks

Great Food With Your Health In Mind®
Muscle Maker Grill Restaurants

Lean proteins, superfoods, proprietary sauces







Wide menu options:
Salads
Bowls
Wraps
Grass-fed burgers
Whole Wheat Pasta
Flatbreads
High protein smoothies/shakes

Lean Proteins:
Grass-fed lean beef & steak
All-natural chicken breast
Impossible plant-based items
Lean turkey
Omega-3 Shrimp
Vegetarian options

Nutrient rich superfoods:
Quinoa
Spinach
Avocado
Broccoli
Romaine
Mushrooms
Boosters

Proprietary Dressings:
Zero Carb signature sauce
Gluten-free
Fat-free
Lower calorie options

Healthier sides:
Sweet potato fries
Cauliflower rice
Brown rice
Whole wheat pasta
Turkey meatballs

Meal prep:
Fresh, cooked to order
No deep fryers
Gluten-free options
Portion controlled

Items prepared fresh and made to order in full-service kitchen

Superfit Foods – Pre-Made Meal Prep

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

Meal kit delivery market estimated at $7.9 billion in 2019 with expected 12.8% CAGR 2020 t0 2027

- Subscription based model
- Average order size $81.70
- Average 8.5 meals per order



Jacksonville Market:

- 34 consumer pick up locations with branded coolers
  - Represents less than 5% of the 500+ gyms, wellness or lifestyle centers in Jacksonville
  - As pick up locations increase, exposure increases to highly targeted consumers with a healthy lifestyle
  - Pick up is the differentiator compared to other meal prep companies avoiding shipping charges (keeps average cost per meal lower) while allowing consumer convenience as they pick up their meals during their daily fitness routines
  - Direct to home delivery options available
- Fully refrigerated production facility

New Markets:

- Model can expand into current corporate location footprint utilizing existing infrastructure
  - Expand into “off the beaten path” restaurant facility once outgrow capacity in existing restaurants
    - Low rent options
    - No consumer interaction

Pokemoto – Strategic Focus

POKÉMOTO®
Hawaiian Poké

Get in the Aloha State of Mind

- Poke is a native Hawaiian cuisine made up with diced fresh fish served as an appetizer or main course. Modern twists include tofu, chicken, salmon, shrimp and sushi grade ahi-tuna with strong influences of Japanese and Korean cuisine. Think of it as deconstructed sushi that a consumer can customize into a bowl, salad or wrap every time.







Proteins:
Sushi Grade Ahi Tuna
Salmon
Shrimp
Chicken
Tofu
Lobster Seafood Salad

Sides/Desserts:
Miso Soup
Dole Whip
Boba Teas

Toppings:
Avocado
Pickled Ginger
Radish
Carrots
Green Onion
Kani Salad
Seaweed Salad
Wasabi
Pickled Daikon
Masago Caviar

Mix Ins:
Corn
Mandarin Orange
Cucumber
Mangoes
Edamame
Jalapenos
Hijiki Seaweed
Ogo Seaweed
Cilantro
Sweet Onions

Crunch:
Wonton Crisps
Garlic Chips
Shredded Nori
Roasted Cashews
Crispy Onions
Tempura Flakes
Toasted Rice Puffs
Sesame Seeds
Furikake

Sauces:
Chili Garlic Oil
Ponzu Fresh
Pokemoto Chojang
Sesame Ginger
Umami Shoyu
Creamy Miso
Wasabi Aioli
Himalayan Salt

Pokemoto – Franchise Lead Generation & Sales Team

Franchise lead generation requires a diversified approach with no single best solution

Pokemoto generates leads through the following methods:

- Social media advertising (Facebook, LinkedIn)
- Pay per click advertising (Google AdWords)
- Business For Sale sites
- SEO (search engine optimization)
- Third party lead generation sites/companies
- Email marketing
- Franchise Trade Shows (regional)
- Cold calling

Sales team consists of 4 full time sales personnel plus multiple independent contractors


POKÉMOTO
Hawaiian Poké

Pokemoto – Strategic Expansion Through Franchising Model

Management team has extensive experience growing franchise concepts

- CEO and COO franchising growth experts
  - Part of team that sold and opened over 1,000 units per year for three consecutive years
  - Ultimately expanded chain to over 5,000 units
  - Experience in franchise chains such as Quiznos, Taco Bueno, Dickey's BBQ, Orange Leaf Frozen Yogurt and Froyoworld
- Hawaiian Poke is a fragmented market with multiple franchise concepts
  - Largest has roughly 100 units
  - Golden opportunity to become the nations largest Poke/Hawaiian franchisor

Multiple Revenue Streams:

- Up to $25,000 initial franchise fee ($10,000 military veteran program)
- Up to 6% ongoing royalty (plus 1% additional marketing fee) paid monthly
- Vendor rebates on select franchisee purchases

Pokemoto Advantages:

- Hawaiian Poke is a trending concept, "Instagrammable" and a favorite among Millennials and Gen Z demographics
- Low build out costs with typical range $122K - $295K
  - No grills, hood systems, grease traps, etc
- Low labor costs - staff with limited employees
- Little training required as orders are custom made (customers instruct what they want on each item)
- No cooking & little prep work (prep veggies and sauces only)
- Small footprint (800sf – 1,500sf) means lower rent
- Affordable technology package

Franchise Investment Range

Items	Range		
Initial Franchise Fee	$ 10,000	to	$ 25,000
Real Estate Lease (3 Months)	$ 7,500	to	$ 22,500
Security Deposits	$ 3,000	to	$ 8,500
Lease Improvements	$ 50,000	to	$ 150,000
Signage/furniture/equipment	$ 35,000	to	$ 50,000
POS/Computer Systems	$ 1,200	to	$ 2,400
Video Surveillance Systems	$ 1,000	to	$ 4,000
Insurance	$ 1,000	to	$ 2,400
Permits & Licenses	$ 300	to	$ 600
Initial Inventory	$ 5,000	to	$ 10,000
Travel for Training	$ 2,500	to	$ 4,500
Professional Fees	$ 500	to	$ 5,000
Additional Funds	$ 5,000	to	$ 10,000
Total Investment	$ 122,000	to	$ 294,900

MMI "Healthier For You" Brands
Current Footprint and Franchises Sold

Muscle Maker Grill

Location	State	Location	State
Bronx	NY	Kuwait 1	Kuwait
Midtown	NY	Kuwait 2	Kuwait
Chelsea	NY	Houston	TX
Hells Kitchen	NY	Houston Heights	TX
Lodi	NJ	Fort Bliss	TX
Clifton	NJ	Fort Sill	OK
Turnersville	NJ	Fort Benning	GA
Greenville	NC		
Puyallup	WA	**Coming Soon:**	
San Francisco	CA	**Saudi Arabia (40)**	

Pokémoto

Location	ST	Location	ST	Location	ST	Location	ST
Groton	CT	Fort Meade	MD	**Coming Soon**		**Coming Soon**	
Stamford	CT	NOVA Loudon	VA	**North Haven**	**CT**	**Carolina Forest**	**SC**
Norwalk	CT	NOVA Alexandria	VA	**Shelton**	**CT**	**Rhode Island (5)**	**RI**
New Haven 1	CT	NOVA Woodbridge	VA	**Ledyard**	**CT**	**Fairfax**	**VA**
New Haven 2	CT	Oxford	MS	**Guilford**	**CT**	**Allentown**	**PA**
Fairfield	CT	Wichita	KS	**Mystic**	**CT**	**Highland Village**	**TX**
Hamden	CT	Philadelphia	PA	**Amherst**	**MA**		
Wallingford	CT			**Hadley**	**MA**		
Middletown	CT	**Coming Soon:**		**Lee County (2)**	**FL**		
West Hartford	CT	**Mamaroneck**	**NY**	**Collier County**	**FL**		
Colchester	CT	**White Plains**	**NY**	**Jacksonville**	**FL**		
Gallatin	TN	**Jackson 1**	**MS**	**Middlesex County (8)**	**MA**		
Franklin	MA	**Jackson 2**	**MS**	**Worcester County (7)**	**MA**		
North Attleboro	MA	**Milford**	**CT**	**Hoboken**	**NJ**		
Northampton	MA	**Danbury**	**CT**	**Old Bridge**	**NJ**		
Orange Park	FL	**Berlin**	**CT**	**Myrtle Beach**	**SC**		

Superfit Foods

Location	ST	
Jacksonville	FL	33 pick up locations